PLANT AND EQUIPMENT, NET (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2016 CNY (¥)	Sep. 30, 2016 USD ($)	Sep. 30, 2015 CNY (¥)
Plant and building	¥ 253,739		¥ 252,664
Machinery and equipment	170,485		163,013
Furniture and office equipment	12,914		12,955
Motor vehicles	9,285		9,963
Total	446,423		438,595
Accumulated depreciation	(138,640)		(118,064)
Construction in progress	5,966		4,374
Plant and equipment, net	¥ 313,749	$ 46,984	¥ 324,905